Exhibit 32.1


                       LIONS PETROLEUM INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officers of Lions Petroleum Inc. certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

a. the quarterly report on Form 10-QSB of Lions Petroleum Inc. for the quarter ended June 30, 2005, fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Lions Petroleum Inc.




           AUG 22/ 2005               /s/ Dale M. Paulson
Date: ________________________        ____________________________________
                                      Dale M. Paulson
                                      Principal Executive Officer


           Aug. 22, 2005              /s/ Gordon L. Wiltse
Date: _________________________       ____________________________________
                                      Gordon L. Wiltse
                                      Chief Financial Officer